SCUDDER
                                                                     INVESTMENTS

Global/Income Funds

Scudder Emerging Markets Income Fund
Scudder Global Bond Fund

Supplement to Prospectus Dated March 1, 2002

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Effective on or about September 7, 2002, the following information supplements the current disclosure in the "Who Manages and Oversees the Funds" section of the funds' prospectus:

The subadvisor

Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder Emerging Markets Income Fund and Scudder Global Bond Fund and is responsible for managing each fund's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

The Advisor pays DeAMIS for its services to each fund a sub-advisory fee, payable monthly, at the annual rate of 0.500% for the first $250 million of average daily net assets allocated to DeAMIS for management, 0.490% of the next $250 million of such net assets, 0.470% of the next $500 million of such net assets, and 0.430% of such net assets in excess of $1 billion.

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The following replaces the information in "The portfolio managers" section of the funds' prospectus:

Effective on or about September 7, 2002, the following people handle the day-to-day management of each fund:


  Brett Diment                              Ian Clarke
  Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
  Management.                               Management.
    o Joined Deutsche Asset Management in     o Chief Investment Officer of Global
      1991.                                     Fixed Income and responsible for
    o Over 12 years of investment               global asset allocation strategy:
      industry experience.                      London.
    o Head of Emerging Market Debt for        o Joined Deutsche Asset Management
      London Fixed Income and responsible       in 1999 after 15 years of
      for coordinating research into            experience, previously serving The
      Continental European markets and          United Bank of Kuwait plc as a
      managing global fixed income,             senior global fixed income
      balanced and cash based portfolio:        portfolio manager and more
      London.                                   recently as an executive director
    o Joined the Fund in 2002.                  at Morgan Stanley Dean Witter.
                                              o Joined the Fund in 2002.
  Edwin Gutierrez                             o BSc, the University of Salford.
  Vice President of Deutsche Asset
  Management.                               Timothy C. Vile
    o Member of Emerging Debt team:         Managing Director of Deutsche Asset
      London.                               Management.
    o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management
      2000 after 5 years of experience          in 1991 with 6 years of experience
      including emerging debt portfolio         that included portfolio manager
      manager at INVESCO Asset Management       for fixed income portfolios at
      responsible for Latin America and         Equitable Capital Management.
      Asia and economist responsible for      o Joined the Fund in 2002.
      Latin America at LGT Asset
      Management.
    o Joined the Fund in 2002.
    o MsC, Georgetown University.









August 28, 2002